Exhibit 99.3

July 2011

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or

IR@53.com

Jim Eglseder VP / Investor Relations (513) 534-8424	Rich Rosen VP / Investor Relations (513) 534-3307

Quarterly Data

	Three Months Ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Ratios (percent)
Return on assets	1.22	0.97	1.18	0.84	0.68	(0.04)	(0.35)	(0.34)
Return on average common equity	11.0	3.1	10.4	6.8	5.2	(3.0)	(6.3)	(6.1)
Average equity as a percent of average assets	11.12	11.77	12.52	12.38	12.04	11.92	12.31	12.24
Net interest margin (a)	3.62	3.71	3.75	3.70	3.57	3.63	3.55	3.43
Efficiency (a)	59.1	62.5	62.6	56.2	62.1	62.6	63.1	50.8
Net losses charged off as a percent of average loans and leases	1.56	1.92	1.86	4.95	2.26	3.01	3.62	3.75
Allowance for loan and lease losses as a percent of loans and leases	3.35	3.62	3.88	4.20	4.85	4.91	4.88	4.69
Allowance for credit losses as a percent of loans and leases	3.61	3.89	4.17	4.51	5.18	5.25	5.27	5.06
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.66	2.73	2.79	2.72	3.87	4.02	4.22	4.09
Allowance for loan and lease losses as a percent of nonperforming assets (b)	125.19	131.94	138.18	153.41	124.40	121.50	115.55	114.30
Allowance for credit losses as a percent of nonperforming assets (b)	134.65	141.86	148.62	164.54	132.97	129.80	124.63	123.11

Common Share Data
Earnings per share	$0.36	$0.10	$0.34	$0.22	$0.16	$(0.09)	$(0.20)	$(0.20)
Earnings per diluted share	$0.35	$0.10	$0.33	$0.22	$0.16	$(0.09)	$(0.20)	$(0.20)
Cash dividends per common share	0.06	0.06	0.01	0.01	0.01	0.01	0.01	0.01
Book value per share	13.23	12.80	13.06	12.86	12.65	12.31	12.44	12.69
Common shares outstanding, excluding treasury	919,818,137	918,728,008	796,272,522	796,283,198	796,319,712	794,816,131	795,068,164	795,316,187
Market price per share:
High	$14.15	$15.75	$15.11	$13.81	$15.95	$14.05	$10.92	$11.20
Low	11.88	13.25	11.71	10.64	12.00	9.81	8.76	6.33
End of period	12.75	13.89	14.68	12.03	12.29	13.56	9.75	10.13

Supplemental Data
Common dividends declared ($ in millions)	$55	$55	$8	$8	$8	$8	$8	$8
Full-time equivalent employees	20,953	20,837	20,838	20,667	20,479	20,038	20,998	20,559
Banking centers	1,316	1,310	1,312	1,309	1,309	1,309	1,309	1,306
ATMs	2,456	2,453	2,445	2,390	2,362	2,364	2,358	2,372

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Income Statement ($ in millions)
Interest income (FTE)	$1,050	$1,065	$1,109	$1,130	$1,121	$1,147	$1,147	$1,174
Interest expense	181	181	190	214	234	246	265	300

Net interest income (FTE)	869	884	919	916	887	901	882	874
Provision for loan and lease losses	113	168	166	457	325	590	776	952
Noninterest income:
Service charges on deposits	126	124	140	143	149	142	159	164
Investment advisory revenue	95	98	93	90	87	91	86	82
Corporate banking revenue	95	86	103	86	93	81	89	77
Mortgage banking net revenue	162	102	149	232	114	152	132	140
Card and processing revenue	89	80	81	77	84	73	76	74
Gain on sale of processing business	—	—	—	—	—	—	—	(6)
Other noninterest income	83	81	55	195	85	74	107	312
Securities gains, net	6	8	21	4	8	14	2	8
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	5	14	—	—	—	—	—

Total noninterest income	656	584	656	827	620	627	651	851
Noninterest expense:
Salaries, wages and incentives	365	351	385	360	356	329	331	335
Employee benefits	79	97	73	82	73	86	69	83
Net occupancy expense	75	77	76	72	73	76	75	75
Technology and communications	48	45	52	48	45	45	47	43
Equipment expense	28	29	32	30	31	30	31	30
Card and processing expense	29	29	26	26	31	25	27	25
Other noninterest expense	277	290	343	361	326	365	387	285

Total noninterest expense	901	918	987	979	935	956	967	876

Income (loss) before income taxes (FTE)	511	382	422	307	247	(18)	(210)	(103)
Taxable equivalent adjustment	5	5	5	4	5	4	4	5

Income (loss) before income taxes	506	377	417	303	242	(22)	(214)	(108)
Applicable income tax (benefit)	169	112	83	65	50	(12)	(116)	(11)

Net income (loss)	$337	$265	$334	$238	$192	$(10)	$(98)	$(97)
Less: Net income attributable to noncontrolling interests	—	—	1	—	—	—	—	—

Net income (loss) attributable to Bancorp	$337	$265	$333	$238	$192	$(10)	$(98)	$(97)
Dividends on preferred stock	9	177	63	63	62	62	62	62

Net income (loss) available to common shareholders	$328	$88	$270	$175	$130	$(72)	$(160)	$(159)

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$11,972	$12,129	$13,965	$13,698	$13,462	$13,297	$13,428	$13,574
Tier II capital	4,112	4,046	4,213	4,379	4,279	4,120	4,207	4,352

Total risk-based capital	$16,084	$16,175	$18,178	$18,077	$17,741	$17,417	$17,648	$17,926

Risk-weighted assets	$100,319	$99,392	$100,561	$98,904	$98,604	$99,281	$100,933	$102,875

Tier I capital ratio	11.93%	12.20%	13.89%	13.85%	13.65%	13.39%	13.30%	13.19%
Total risk-based capital ratio	16.03%	16.27%	18.08%	18.28%	17.99%	17.54%	17.48%	17.43%
Tier I leverage ratio	11.03%	11.21%	12.79%	12.54%	12.24%	12.00%	12.34%	12.34%
Tier I common equity ratio	9.20%	8.99%	7.48%	7.34%	7.17%	6.96%	6.99%	7.01%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,380	$2,121	$2,159	$2,215	$2,216	$2,133	$2,318	$2,130
Available-for-sale and other securities	15,502	15,135	15,414	15,975	16,021	16,935	18,213	15,682
Held-to-maturity securities	344	346	353	354	354	355	355	356
Trading securities	217	216	294	320	270	305	355	1,079
Other short-term investments	1,370	2,481	1,515	3,271	4,322	3,904	3,369	1,126

Total cash and securities	19,813	20,299	19,735	22,135	23,183	23,632	24,610	20,373
Loans held for sale	1,185	1,291	2,216	2,733	2,150	1,607	2,067	2,063
Portfolio loans and leases	77,967	77,465	77,491	76,009	76,232	77,423	76,779	78,419

Total loans and leases	79,152	78,756	79,707	78,742	78,382	79,030	78,846	80,482
Allowance for loan and lease losses	(2,614)	(2,805)	(3,004)	(3,194)	(3,693)	(3,802)	(3,749)	(3,681)
Bank premises and equipment	2,395	2,389	2,389	2,377	2,374	2,384	2,400	2,426
Operating lease equipment	492	513	479	470	489	492	499	486
Goodwill	2,417	2,417	2,417	2,417	2,417	2,417	2,417	2,417
Intangible assets	49	55	62	72	83	94	106	119
Servicing rights	847	894	822	599	646	725	700	626
Other real estate owned	488	514	506	504	454	399	300	274
Other assets	7,766	7,453	7,894	8,200	7,690	7,280	7,251	7,218

Total assets	$110,805	$110,485	$111,007	$112,322	$112,025	$112,651	$113,380	$110,740

Liabilities
Deposits:
Demand	$22,589	$22,066	$21,413	$20,109	$19,256	$19,482	$19,411	$17,666
Interest checking	18,072	18,597	18,560	17,225	17,759	19,126	19,935	15,168
Savings	21,764	21,697	20,903	20,260	19,646	19,099	17,898	17,098
Money market	4,859	5,184	5,035	5,064	4,666	4,782	4,431	4,378
Foreign office	3,271	3,569	3,721	3,807	3,430	2,844	2,454	2,356
Other time	6,399	7,043	7,728	9,379	10,966	11,643	12,466	13,725
Certificates - $100,000 and over	3,642	4,160	4,287	5,515	6,389	6,596	7,700	8,962
Other foreign office	2	1	1	3	3	2	10	5

Total deposits	80,598	82,317	81,648	81,362	82,115	83,574	84,305	79,358
Federal funds purchased	403	332	279	368	240	271	182	433
Other short-term borrowings	2,702	1,297	1,574	1,775	1,556	1,359	1,415	3,674
Other liabilities	4,349	3,792	3,868	3,951	3,424	3,092	3,474	3,425
Long-term debt	10,152	10,555	9,558	10,953	10,989	10,947	10,507	10,162

Total liabilities	98,204	98,293	96,927	98,409	98,324	99,243	99,883	97,052

Equity
Common and preferred equity	12,242	12,025	13,867	13,584	13,395	13,321	13,457	13,603
Net unrealized gains (losses):
Available-for-sale securities	397	277	321	434	432	268	216	274
Qualifying cash flow hedges	68	58	67	73	84	98	105	108
Accumulated other comprehensive income related to employee benefit plans	(69)	(72)	(74)	(75)	(76)	(78)	(80)	(97)
Treasury stock, at cost	(66)	(125)	(130)	(132)	(134)	(201)	(201)	(200)

Total Bancorp shareholders’ equity	12,572	12,163	14,051	13,884	13,701	13,408	13,497	13,688
Noncontrolling interest	29	29	29	29	—	—	—	—

Total equity	12,601	12,192	14,080	13,913	13,701	13,408	13,497	13,688

Total liabilities & equity	$110,805	$110,485	$111,007	$112,322	$112,025	$112,651	$113,380	$110,740

Share Data
Preferred shares outstanding	16,450	16,450	152,771	152,771	152,771	152,771	152,771	152,771
Common shares outstanding, excluding treasury	919,818,137	918,728,008	796,272,522	796,283,198	796,319,712	794,816,131	795,068,164	795,316,187
Treasury shares held	4,074,443	5,164,573	5,231,665	5,220,989	5,184,475	6,688,056	6,436,023	6,188,001

Quarterly Data

	Three Months Ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$79,153	$79,379	$79,148	$78,854	$78,807	$80,136	$79,920	$82,889
Taxable securities	15,115	15,156	15,367	15,580	16,263	17,030	16,999	15,652
Tax exempt securities	96	197	268	273	343	385	727	1,443
Other short-term investments	1,981	1,937	2,431	3,456	4,285	3,144	1,143	969

Total interest-earning assets	96,345	96,669	97,214	98,163	99,698	100,695	98,789	100,953
Cash and due from banks	2,356	2,268	2,284	2,283	2,163	2,247	2,276	2,257
Other assets	15,298	14,897	15,449	15,088	14,550	14,262	14,084	13,724
Allowance for loan and lease losses	(2,799)	(2,990)	(3,089)	(3,680)	(3,798)	(3,771)	(3,644)	(3,481)

Total assets	$111,200	$110,844	$111,858	$111,854	$112,613	$113,433	$111,505	$113,453

Liabilities
Interest-bearing liabilities:
Interest checking	$18,701	$18,539	$17,578	$17,142	$18,652	$19,533	$16,324	$14,869
Savings	21,817	21,324	20,602	19,905	19,446	18,469	17,540	16,967
Money market	5,009	5,136	4,985	4,940	4,679	4,622	4,279	4,280
Foreign office	3,805	3,580	3,733	3,592	3,325	2,757	2,516	2,432
Other time	6,738	7,363	8,490	10,261	11,336	12,059	13,049	14,264
Certificates - $100,000 and over	3,955	4,226	4,858	6,096	6,354	7,049	8,200	10,055
Other foreign office	2	1	9	4	5	8	51	95
Federal funds purchased	344	310	376	302	264	220	423	404
Other short-term borrowings	1,605	1,638	1,728	1,880	1,478	1,449	3,029	5,285
Long-term debt	10,527	10,255	10,298	10,954	10,876	11,489	10,404	10,108

Total interest-bearing liabilities	72,503	72,372	72,657	75,076	76,415	77,655	75,815	78,759
Demand deposits	22,174	21,582	21,066	19,362	19,406	18,822	18,137	17,059
Other liabilities	4,129	3,809	4,099	3,544	3,229	3,438	3,829	3,750

Total liabilities	98,806	97,763	97,822	97,982	99,050	99,915	97,781	99,568
Equity	12,394	13,081	14,036	13,872	13,563	13,518	13,724	13,885

Total liabilities & equity	$111,200	$110,844	$111,858	$111,854	$112,613	$113,433	$111,505	$113,453

Average loans and leases (excluding held for sale)	$77,937	$77,636	$76,236	$76,617	$76,973	$78,381	$77,601	$80,060

Average common shares outstanding:
Basic	914,600,600	880,829,800	791,072,308	791,016,740	790,838,716	790,472,577	790,441,911	790,334,226
Diluted	955,477,616	894,841,321	836,224,575	797,492,107	802,254,845	790,472,577	790,441,911	790,334,226

Quarterly Data

	Three Months Ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$28,155	$27,431	$27,274	$26,502	$26,011	$26,134	$25,687	$26,215
Commercial mortgage	10,331	10,617	10,992	11,333	11,569	11,865	11,936	12,252
Commercial construction	1,805	2,020	2,111	2,500	3,042	3,396	3,871	4,268
Commercial leases	3,326	3,367	3,378	3,304	3,271	3,388	3,535	3,584

Subtotal - commercial	43,617	43,435	43,755	43,639	43,893	44,783	45,029	46,319
Consumer:
Residential mortgage	10,838	10,557	10,858	9,989	9,672	9,239	9,845	9,955
Home equity	11,048	11,222	11,513	11,774	11,987	12,186	12,174	12,377
Automobile loans	11,315	11,129	10,983	10,738	10,285	10,180	8,995	8,972
Credit card	1,856	1,821	1,896	1,832	1,841	1,863	1,990	1,973
Other consumer loans and leases	478	592	702	770	704	779	813	886

Subtotal - consumer	35,535	35,321	35,952	35,103	34,489	34,247	33,817	34,163

Total loans and leases	$79,152	$78,756	$79,707	$78,742	$78,382	$79,030	$78,846	$80,482

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$27,970	$27,404	$26,509	$26,348	$26,179	$26,299	$25,838	$27,416
Commercial mortgage	10,491	10,816	11,276	11,462	11,772	11,836	12,126	12,449
Commercial construction	1,950	2,085	2,289	2,955	3,258	3,781	4,134	4,475
Commercial leases	3,349	3,364	3,314	3,257	3,336	3,468	3,574	3,522

Subtotal - commercial	43,760	43,669	43,388	44,022	44,545	45,384	45,672	47,862
Consumer:
Residential mortgage	10,655	10,736	10,693	9,897	9,390	9,478	10,141	10,820
Home equity	11,144	11,376	11,655	11,897	12,102	12,338	12,291	12,452
Automobile loans	11,188	11,070	10,825	10,517	10,170	10,185	8,973	8,871
Credit card	1,834	1,852	1,844	1,838	1,859	1,940	1,982	1,955
Other consumer loans and leases	572	676	743	683	741	811	861	929

Subtotal - consumer	35,393	35,710	35,760	34,832	34,262	34,752	34,248	35,027

Total average loans and leases	$79,153	$79,379	$79,148	$78,854	$78,807	$80,136	$79,920	$82,889

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$1,240	$1,287	$1,333	$1,378	$2,236	$2,423	$2,642	$2,704
Nonaccrual loans held for sale	147	184	247	680	163	239	220	286
Restructured loans - commercial (non accrual) held for sale	29	32	47	19	4	4	4	2
Restructured loans and leases (non accrual) portfolio	399	358	347	206	294	310	305	243
Other assets, including other real estate owned	449	481	494	498	439	396	297	273

Total nonperforming assets	$2,264	$2,342	$2,468	$2,781	$3,136	$3,372	$3,468	$3,508

Ninety days past due loans and leases	$279	$266	$274	$317	$397	$436	$567	$992

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial and industrial loans and leases	$684	$652	$753	$769	$800	$828	$840	$826
Commercial mortgage	558	559	581	820	878	980	1,035	1,072
Commercial construction loans	187	208	258	371	469	606	741	820
Consumer mortgage and construction	272	261	268	208	435	408	412	379
Other consumer loans and leases	114	181	114	115	115	153	144	138

Total nonperforming loans and leases (including held for sale)	$1,815	$1,861	$1,974	$2,283	$2,697	$2,975	$3,172	$3,235

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(343)	$(397)	$(399)	$(992)	$(472)	$(622)	$(743)	$(796)
Recoveries	39	30	43	36	38	40	35	40

Net losses charged off	$(304)	$(367)	$(356)	$(956)	$(434)	$(582)	$(708)	$(756)